UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 1, 2005
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
          This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Visteon Corporation (the “Company”) on October 6, 2005 (the “Original Form 8-K”) to provide the pro forma financial information required by Item 9.01 of Form 8-K relating to the disposition by the Company of all of the capital stock of Automotive Components Holdings, Inc. (“Holdings”) to Ford Motor Company (“Ford”), or its designee, in accordance with the Visteon “B” Purchase Agreement, dated as of September 12, 2005 (the “Purchase Agreement”), between the Company and Ford. The Company was unable to furnish the pro forma financial information due to its inability to timely file its Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005. Please refer to the Company’s Current Reports on Form 8-K dated May 10, 2005 and August 1, 2005 and the Company’s Forms 12b-25 filed on May 11, 2005, August 10, 2005 and November 10, 2005 with respect to the delay in the filing of these reports.
          On November 22, 2005, the Company filed an amended Annual Report on Form 10-K/A for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005. Accordingly, the Company is now able to present the pro forma financial information required in connection with the disposition referred to below.
SECTION 2 — FINANCIAL INFORMATION
Item 2.01. Completion of Acquisition or Disposition of Assets.
          As disclosed in the Original Form 8-K, on October 1, 2005, the Company completed the sale of all of the capital stock of Holdings to Ford, or its designee, in exchange for Ford’s payment to the Company of approximately $311 million (subject to post-closing adjustment), as well as the forgiveness and assumption of certain liabilities and obligations, pursuant to the Purchase Agreement. On September 30, 2005, the Company transferred certain assets associated with the businesses operated at certain of its North American facilities to Automotive Components Holdings, LLC (“ACH”), a wholly owned subsidiary of Holdings, pursuant to the Contribution Agreement, dated as of September 12, 2005, between the Company and Holdings.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of the Company, including Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2005 and the year ended December 31, 2004, Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005, and Notes to Unaudited Pro Forma Consolidated Financial Statements, are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Consolidated Financial Statements of the Company.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: November 22, 2005	By:	/s/ William G. Quigley III
William G. Quigley III
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Unaudited Pro Forma Consolidated Financial Statements of Visteon Corporation.